EXHIBIT 10.6.3
                                                            --------------
                                                         Ref. No. 582-07596

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                                UNCONDITIONAL GUARANTY


          FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of, or modify its credit relationship with AMERICAN ECO/SP CORPORATION (with any successor-in-interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer"), under: (a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 582-07596 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement (including, without limitation, the NOTE incorporated by reference into the Loan Agreement), and (c) all present and future amendments and other evidences of any extensions, increases, renewals and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE UNDERSIGNED C.A. TURNER MAINTENANCE, INC., a corporation organized and existing under the laws of the State of Texas ("Guarantor"), HEREBY UNCONDITIONALLY GUARANTEES TO MLBFS (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents; (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of customers to MLBFS, howsoever created or evidenced and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses
          (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty.

          This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor. Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect.

          The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantors of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any application of payments or credits by MLBFS; (e) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (f) any other act or commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

          No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

          So long as there any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

          MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash and securities therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

          Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

          No delay on the part of MLBFS in the exercise of any right or remedy under any agreement (including, but not limited to, this Guaranty) shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

          This Guaranty shall be governed by the laws of the State of Illinois. GUARANTOR AGREES THAT THIS GUARANTY MAY BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH THE LOAN AGREEMENT MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.


          Dated as of August 26, 1996.

          C.A. TURNER MAINTENANCE, INC.



          By: /s/ Michael E. McGinnis
              --------------------------------------------------------
                    Signature (1)                 Signature (2)



              Michael E. McGinnis
          ------------------------------------------------------------
                    Printed Name                  Printed Name



              Chairman
          ------------------------------------------------------------
                    Title                         Title


          Address of Guarantor:
               6201 Procter Street
               Port Arthur, TX 77643

          MERRILL LYNCH
          =================================================================

                               CERTIFICATE OF SECRETARY
                                      (GUARANTY)

          THE UNDERSIGNED CERTIFIES that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of C.A. TURNER MAINTENANCE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Texas; that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the __________ day of _________________, 1996 by the Board of
          Directors of said corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said corporation:

          "RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of AMERICAN ECO/SP CORPORATION ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

          "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments
          and  documents   required  by  MLBFS   in  connection  therewith,
          including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of said officers in these premises are hereby ratified and confirmed; and

          "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

          THE UNDERSIGNED FURTHER CERTIFIES that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the duly elected and acting officers of said corporation:

               President:  /s/ Michael E. McGinnis
                          ---------------------------------------

               Vice President:
                               ----------------------------------

               Secretary:  /s/ John D. Walker
                          ---------------------------------------

               Treasurer:
                          ---------------------------------------

          IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this 27 day of August, 1996.


          (Corporate Seal)           /s/ John D. Walker
                                    -----------------------------
                                        Secretary

                                     John D. Walker
                                    -----------------------------
                                        Printed Name